Exhibit 99.2

 ANGIODYNAMICS  Third Quarter 2021 Earnings PresentationMarch 30, 2021  1

 2  Forward-Looking Statement  Notice Regarding Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “projects,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ materially from AngioDynamics’ expectations, expressed or implied. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the scale and scope of the COVID-19 global pandemic, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions, the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2020. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.Notice Regarding Non-GAAP Financial MeasuresManagement uses non-GAAP measures to establish operational goals and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported adjusted EBITDA (income before interest, taxes, depreciation and amortization and stock-based compensation); adjusted net income and adjusted earnings per share. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

   Corporate Developments – Q3 Highlights  3                  27% Growth in AngioVac $3.3 million in Auryon sales NanoKnife disposable growth: US 12% YOY; worldwide decline of 7% YOY  Procedural volumes negatively impacted in January and first half of February Began to rebound in the second half of FebruaryAngioVac and Auryon procedure volume exhibited resiliency in Q3   Continued focused investment in our 3 key technology platforms: Auryon, AngioVac & NanoKnife   NanoKnife DIRECT study: 22 sites have secured IRB approval, down 4 from Q2 Decommissioned 4 sites to continue to refine and optimize the processWe are encouraged by the overall execution of the study in the current environment  Revised FY2021 Guidance  RevenuePrevious Guidance Revised Guidance  Adjusted EPSPrevious Guidance Revised Guidance      Reduced debt outstanding under revolver by $20 million as of March 2021  Completed enrollment of PATHFINDER 1 pilot registry Shifting our focus to the pivotal study phase  $278 - $284 mil  $285 - $288 mil  $0.00 - $0.05  $0.04 - $0.06  Recognized a $1.9 million benefit to net income in Q3 from the CARES Act

 Third Quarter FY2021 Highlights  $ in thousands (except per share data)  Q3 FY2021  Q3 FY2020  YOY Change  Revenue  $71,182  $69,780  2.0%  Gross Margin  54.1%  57.8%  (370 bps)  Net Loss  ($3,544)  ($5,709)  $2,165  GAAP EPS  ($0.09)  ($0.15)  $0.06  Adjusted EPS  $0.02  $0.01  $0.01  Adjusted EBITDA  $5,379  $3,790  $1,589  Cash Provided by (Used in) Operations  $5,871  ($17,837)  $23,708  Financial Performance  Vascular Interventions and Therapies  Q3 FY2021  YTD FY2021  AngioVac®  27%  31%  Auryon  NA*  NA*  Thrombolytic  2%  (1%)  Core Peripheral  (5%)  (1%)  Venous Insufficiency  (16%)  (14%)  Product Family Sales Growth Over Prior Year Periods  Vascular Access  Q3 FY2021  YTD FY2021  Midlines  16%  40%  C3  10%  NA**  PICCs  (3%)  14%  Ports  (2%)  (1%)  Dialysis  2%  2%  Oncology  Q3 FY2021  YTD FY2021  NanoKnife® Capital  (5%)  (40%)  NanoKnife® Disposables  (7%)  4%  Solero® Microwave  (4%)  3%  BioSentry  17%  24%  Alatus and IsoLoc Balloons  (18%)  (24%)  RadioFrequency Ablation  (24%)  (24%)  * The Auryon full market launch took place in the second quarter of fiscal year 2021.** The C3 Wave acquisition took place in December 2019.

 Third Quarter FY2021 Results (unaudited)  $ in thousands (except per share data)  Q3 FY2021  Q3 FY2020  Change  YTD FY2021  YTD FY2020  Change  Revenue Vascular Interventions and Therapies Vascular Access Oncology United States International  $71,182$33,251$24,813$13,118$58,654$12,528  $69,780$30,552$24,642$14,586$54,889$14,891  2.0%8.8%0.7%(10.1%)6.9%(15.9%)  $214,168$97,008$76,848$40,312$173,446$40,722  $205,825$90,616$70,585$44,624$163,381$42,444  4.1%7.1%8.9%(9.7%)6.2%(4.1%)  Net LossNon-GAAP Adjusted Net Income  ($3,544)$738  ($5,709)$362  $2,165$376  ($12,080)$1,919  ($9,720)$5,687  ($2,360)($3,768)  GAAP EPSNon-GAAP Adjusted EPS  ($0.09)$0.02  ($0.15)$0.01  $0.06$0.01  ($0.32)$0.05  ($0.26)$0.15  ($0.06)($0.10)  Gross Margin  54.1%  57.8%  (370 bps)  53.4%  58.3%  (490 bps)  Adjusted EBITDA  $5,379  $3,790  $1,589  $15,004  $17,480  ($2,476)  $ in thousands (except per share data)  Q3 FY2021  Q4 FY2020  Change  Cash  $54,469  $54,435  $34  Debt   $30,000*  $40,000  ($10,000)  5  * In March 2021, another $10 million was paid on the revolver. Total debt outstanding is now $20 million.

 GAAP to Non-GAAP Reconciliation  6

 Reconciliation of GAAP to Non-GAAP Net Income and EPS  Reconciliation of Net Loss to Adjusted EBITDA  Includes costs related to merger and acquisition activities, restructurings, and unusual items, including asset impairments and write-offs, certain litigation, and other items.Deferred financing fees related to the old credit agreement were written off during the second quarter of fiscal year 2020.Adjustment to reflect the income tax provision on a non-GAAP basis has been calculated assuming no valuation allowance on the Company's U.S. deferred tax assets and an effective tax rate of 23% for the periods ended February 28, 2021 and February 29, 2020.Diluted shares may differ for non-GAAP measures as compared to GAAP due to a GAAP loss.   7  Includes costs related to merger and acquisition activities, restructurings, and unusual items, including asset impairments and write-offs, certain litigation, and other items.  (in thousands, except per share data)  (in thousands)

 8